UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2004

AVONDALE INCORPORATED

(Exact name of registrant as specified in its charter)

Georgia (State of incorporation)	33-68412 (Commission File Number)	58-0477150 (IRS Employer Identification No.)

506 South Broad Street Monroe, Georgia (Address of principal executive offices)	30655 (Zip code)

Registrant’s telephone number, including area code: (770) 267-2226

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-4.10 EXCHANGE AGREEMENT, DATED MAY 27, 2004
EX-4.11 EXCHANGE AGREEMENT, DATED JULY 1, 2004
EX-4.12 EXCHANGE AGREEMENT, DATED JULY 30, 2004
EX-4.13 EXCHANGE AGREEMENT, DATED AUGUST 26, 2004
EX-4.14 EXCHANGE AGREEMENT, DATED AUGUST 26, 2004
EX-4.15 EXCHANGE AGREEMENT, DATED AUGUST 26, 2004
EX-4.16 TRUSTEE AGREEMENT, DATED AUGUST 26, 2004
EX-10.51 CONSENT AND AMENDEMNT NO. 2 TO CREDIT AGREEMENT, DATED NOV. 7, 2003
EX-10.52 CONSENT AND AMENDMENT NO. 3 TO CREDIT AGREEMENT, DATED NOV. 7, 2003
EX-10.53 CONSENT TO CREDIT AGREEMENT DATED NOVEMBER 7, 2003
EX-10.54 AMENDMENT NO. 2 TO MASTER SECURITY AGREEMENT, DATED JULY 30, 2002

Item 1.01 Entry into a Material Definitive Agreement

On August 26, 2004, Avondale Incorporated and its wholly-owned subsidiary, Avondale Mills, Inc., executed agreements with respect to privately negotiated transactions to exchange $46.8 million of its 10¼ % Senior Subordinated Notes due 2013 (the “2013 Notes”) for $32.7 million of new senior Floating Rate Notes due 2012 (the “2012 Notes”). Interest on the 2012 Notes is due quarterly in arrears commencing October 1, 2004, and is calculated based on the applicable three month LIBOR rate (subject to a minimum of 1.75% and a maximum of 4.5%) plus 7.0%. After July 1, 2005, the 2012 Notes are redeemable at the Company’s option, in whole or in part, at a redemption price of 104.0%, which declines in intervals to 100.0% in 2009 and thereafter. The 2012 Notes have substantially the same covenants, events of default and other terms and conditions as the 2013 Notes.

In similar transactions on May 27, 2004, July 1, 2004 and July 30, 2004, the Company previously executed private transactions exchanging $12.5 million of the 2013 Notes for $8.3 million of the 2012 Notes. The terms and conditions of these earlier transactions were not materially different from those of the exchanges executed on August 26, 2004.

In connection with the exchanges, the Company received waivers of certain restrictions provided under its revolving credit facility with General Electric Capital Corporation and amended certain covenants provided under its equipment loan with The CIT Group/Equipment Financing, Inc. The Company also entered into a trustee agreement with Wachovia Bank, N.A. (“Wachovia”) whereby Wachovia agreed to act as trustee for the 2012 Notes.

The securities offered in the exchanges have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The preceding summary of certain provisions of the agreements is not intended to be complete and is qualified in its entirety by reference to the full text of the exchange agreements and specimen notes, copies of which are filed as exhibits hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     The following exhibits are filed herewith:

Exhibit
Number	Description of Exhibit
4.10	Exchange Agreement, dated as of May 27, 2004, by and among Avondale Mills, Inc., Avondale Incorporated and Cohanzick Management, L.L.C., as agent for Cohanzick Credit Opportunities Master Fund, Ltd., Gabriel Capital, L.P. and Ariel Fund Limited.

4.11	Exchange Agreement, dated as of July 1, 2004, by and among Avondale Mills, Inc., Avondale Incorporated and Allstate Life Insurance Company, Allstate Insurance Company, Allstate Plans’ Master Trust and Allstate Investments, LLC.

4.12	Exchange Agreement, dated as of July 30, 2004, by and among Avondale Mills, Inc., Avondale Incorporated and Cohanzick Management, L.L.C., as agent for Cohanzick Credit Opportunities Master Fund, Ltd., and Gabriel Capital, L.P.

4.13	Exchange Agreement, dated as of August 26, 2004, by and among Avondale Mills, Inc., Avondale Incorporated and 3V Capital Master Fund Ltd.

4.14	Exchange Agreement, dated as of August 26, 2004, by and among Avondale Mills, Inc., Avondale Incorporated and Deutsche Asset Management Inc. and Deutsche Investment Management Americas, Inc.

4.15	Exchange Agreement, dated as of August 26, 2004, by and among Avondale Mills, Inc., Avondale Incorporated and T. Rowe Price Associates, Inc.

4.16	Trustee Agreement, dated as of August 26, 2004, between Avondale Mills, Inc., Avondale Incorporated and Wachovia bank, N.A., as Trustee.

10.51	Consent and Amendment No. 2 to Credit Agreement, dated as of November 7, 2003, among Avondale Mills, Inc., Avondale Mills Graniteville Fabrics, Inc. and General Electric Capital Corporation, GECC Capital Markets Group, Inc., and from time to time various Lenders, dated May 26, 2004.

10.52	Consent and Amendment No. 3 to Credit Agreement, dated as of November 7, 2003, among Avondale Mills, Inc., Avondale Mills Graniteville Fabrics, Inc. and General Electric Capital Corporation, GECC Capital Markets Group, Inc., and from time to time various Lenders, dated July 1, 2004.

10.53	Consent to Credit Agreement, dated as of November 7, 2003, among Avondale Mills, Inc., Avondale Mills Graniteville Fabrics, Inc. and General Electric Capital Corporation, GECC Capital Markets Group, Inc., and from time to time various Lenders, dated July 28, 2004.

10.54	Amendment No. 2 to Master Security Agreement, dated July 30, 2002, between Avondale Mills, Inc. and The CIT Group/Equipment Financing, Inc., dated July 20, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2004	AVONDALE INCORPORATED
	By:	/s/Jack R. Altherr, Jr.
Jack R. Altherr, Jr.
Vice Chairman and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit
4.10	Exchange Agreement, dated as of May 27, 2004, by and among Avondale Mills, Inc., Avondale Incorporated and Cohanzick Management, L.L.C., as agent for Cohanzick Credit Opportunities Master Fund, Ltd., Gabriel Capital, L.P. and Ariel Fund Limited.

4.11	Exchange Agreement, dated as of July 1, 2004, by and among Avondale Mills, Inc., Avondale Incorporated and Allstate Life Insurance Company, Allstate Insurance Company, Allstate Plans’ Master Trust and Allstate Investments, LLC.

4.12	Exchange Agreement, dated as of July 30, 2004, by and among Avondale Mills, Inc., Avondale Incorporated and Cohanzick Management, L.L.C., as agent for Cohanzick Credit Opportunities Master Fund, Ltd., and Gabriel Capital, L.P.

4.13	Exchange Agreement, dated as of August 26, 2004, by and among Avondale Mills, Inc., Avondale Incorporated and 3V Capital Master Fund Ltd.

4.14	Exchange Agreement, dated as of August 26, 2004, by and among Avondale Mills, Inc., Avondale Incorporated and Deutsche Asset Management Inc. and Deutsche Investment Management Americas, Inc.

4.15	Exchange Agreement, dated as of August 26, 2004, by and among Avondale Mills, Inc., Avondale Incorporated and T. Rowe Price Associates, Inc.

4.16	Trustee Agreement, dated as of August 26, 2004, between Avondale Mills, Inc., Avondale Incorporated and Wachovia bank, N.A., as Trustee.

10.51	Consent and Amendment No. 2 to Credit Agreement, dated as of November 7, 2003, among Avondale Mills, Inc., Avondale Mills Graniteville Fabrics, Inc. and General Electric Capital Corporation, GECC Capital Markets Group, Inc., and from time to time various Lenders, dated May 26, 2004.

10.52	Consent and Amendment No. 3 to Credit Agreement, dated as of November 7, 2003, among Avondale Mills, Inc., Avondale Mills Graniteville Fabrics, Inc. and General Electric Capital Corporation, GECC Capital Markets Group, Inc., and from time to time various Lenders, dated July 1, 2004.

10.53	Consent to Credit Agreement, dated as of November 7, 2003, among Avondale Mills, Inc., Avondale Mills Graniteville Fabrics, Inc. and General Electric Capital Corporation, GECC Capital Markets Group, Inc., and from time to time various Lenders, dated July 28, 2004.

10.54	Amendment No. 2 to Master Security Agreement, dated July 30, 2002, between Avondale Mills, Inc. and The CIT Group/Equipment Financing, Inc., dated July 20, 2004.